UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

       Date of Report (Date of earliest event reported):  December 9, 2005
                                                          ----------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

           New York                   000-01684               11-1688021
           --------                   ---------           -----------------
(State or Other Jurisdiction of    (Commission File       (I.R.S. Employer
        Incorporation)                 Number)           Identification No.)


                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                                 --------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                             ----------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

The Company presented a strategic plan for the future direction of the Company at its 2005 Annual Shareholders Meeting held on December 9, 2005. The script of the presentation and accompanying slides are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

     (d)  Exhibits

     Exhibit No.    Exhibit
     -----------    -------

         99.1       Script of Presentation.
         99.2       Text of Slides Accompanying Presentation.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            GYRODYNE COMPANY OF AMERICA, INC.


                            By: /s/ Stephen V. Maroney
                               ------------------------------------------
                               Stephen V. Maroney
                               President, Chief Executive Officer and
                               Treasurer

Date: December 12, 2005